Supplemental Financial Information	12 Months Ended
Sep. 30, 2014
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Supplemental Financial Information

Note 16 — Supplemental Financial Information

Other Income (Expense), Net

Other income (expense), net in 2014 was $5 million, which primarily included equity investment net income and proceeds from the sales of investments of $13 million and income from license and other agreements of $3 million. Other income (expense), net in 2014 also included income of $3 million from contract manufacturing and other transition services relating to the Company’s sale of Discovery Labware in the first quarter of fiscal year 2013. Additional disclosures regarding this divestiture are included in Note 10. These amounts were partially offset by foreign exchange losses (inclusive of hedging costs) of $(13) million.

Other income (expense), net in 2013 was $9 million, which primarily included income of $11 million from contract manufacturing and other transition services relating to the sale of Discovery Labware, equity investment net income and proceeds from investments of $5 million and income from license and other agreements of $3 million. These amounts were partially offset by foreign exchange losses (inclusive of hedging costs) of $(10) million.

Other income (expense), net in 2012 was $(1) million, which primarily included equity investment net income and proceeds from investments of $12 million as well as income from license and other agreements of $5 million. These amounts were partially offset by foreign exchange losses (inclusive of hedging costs) of $(19) million.

Trade Receivables, Net

Allowances for doubtful accounts and cash discounts netted against trade receivables were $42 million and $50 million at September 30, 2014 and 2013, respectively. The amounts recognized in 2014, 2013 and 2012 relating to these valuation accounts are provided in the following table:

(Millions of dollars)	Allowance for Doubtful Accounts		Allowance for Cash Discounts	Total
Balance at September 30, 2011	$36		$8	$43
Additions charged to costs and expenses	6		39	45
Deductions and other	(6	)(A)	(37)	(44)

Balance at September 30, 2012	$36		$9	$45
Additions charged to costs and expenses	9		40	49
Deductions and other	(3	)(A)	(41)	(44)

Balance at September 30, 2013	$41		$9	$50
Additions charged to costs and expenses	6		41	46
Deductions and other	(16	)(A)	(38)	(54)

Balance at September 30, 2014	$30		$12	$42

(A)	Accounts written off.

Inventories

Inventories at September 30 consisted of:

(Millions of dollars)	2014	2013
Materials	$248	$226
Work in process	260	258
Finished products	987	918

	$1,495	$1,402

Property, Plant and Equipment, Net

Property, Plant and Equipment, Net at September 30 consisted of:

(Millions of dollars)	2014	2013
Land	$93	$97
Buildings	2,313	2,286
Machinery, equipment and fixtures	5,271	4,970
Leasehold improvements	88	85

	7,765	7,437
Less accumulated depreciation and amortization	4,160	3,961

	$3,605	$3,476